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                                                           Exhibit (a)(10)

                                 AMENDMENT NO. 9
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                               GOLDMAN SACHS TRUST





         This AMENDMENT NO. 9 dated the 28th day of April, 1999 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

         WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

         WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

         WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

         The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 48 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund,

         Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:   Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                  Global Income Fund, Goldman Sachs Government Income Fund,
                  Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield
                  Fund, Goldman Sachs Short Duration Government Fund, Goldman
                  Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed
                  Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE
                  U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                  Goldman Sachs CORE International Equity Fund, Goldman Sachs
                  CORE Large Cap Growth Fund, Goldman Sachs Growth and Income
                  Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital
                  Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs
                  International Equity Fund, Goldman Sachs Emerging Markets
                  Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs
                  Real Estate Securities Fund, Goldman Sachs International Small
                  Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs
                  European Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
                  Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth
                  Opportunities Fund, Goldman Sachs Growth Strategy Portfolio,
                  Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman
                  Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and
                  Income Strategy Portfolio, Goldman Sachs Conservative Strategy
                  Portfolio.

Class B Shares:   Goldman Sachs Global Income Fund, Goldman Sachs Government
                  Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                  Sachs High Yield Fund, Goldman Sachs Short Duration Government
                  Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman
                  Sachs Core Fixed Income Fund, Goldman Sachs Balanced Fund,
                  Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small
                  Cap Equity Fund, Goldman Sachs CORE International Equity Fund,
                  Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman
                  Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund,
                  Goldman Sachs International Equity Fund, Goldman Sachs
                  Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                  Goldman Sachs International Small Cap Fund, Goldman Sachs
                  Japanese Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
                  Goldman Sachs Growth Opportunities Fund, Goldman Sachs
                  Strategic Growth Fund, Institutional Liquid Assets Prime
                  Obligations Portfolio, Goldman Sachs Real Estate Securities
                  Fund, Goldman Sachs European Equity Fund, Goldman Sachs Growth
                  Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy
                  Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman
                  Sachs Growth and Income Strategy Portfolio, Goldman Sachs
                  Conservative Strategy Portfolio.

Class C Shares:   Goldman Sachs Global Income Fund, Goldman Sachs Government
                  Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                  Sachs High Yield Fund, Goldman Sachs Short Duration Government
                  Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman
                  Sachs Core Fixed Income Fund, Goldman Sachs Balanced Fund,
                  Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small
                  Cap Equity Fund, Goldman Sachs CORE International Equity Fund,
                  Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value

                  Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Institutional Liquid Assets Prime Obligations Portfolio, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Institutional
  Shares: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets- Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

Service Shares:   Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                  Short Duration Government Fund, Goldman Sachs Short Duration
                  Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman
                  Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income
                  Fund, Goldman Sachs Global Income Fund, Goldman Sachs High
                  Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small
                  Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman
                  Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap
                  Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman
                  Sachs CORE International Equity Fund, Goldman Sachs Growth and
                  Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs
                  International Equity Fund, Goldman Sachs Emerging Markets
                  Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs
                  International Small Cap Fund, Goldman Sachs Japanese Equity
                  Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                  European Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
                  Goldman Sachs Strategic Growth Fund,
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                  Goldman Sachs Growth Opportunities Fund, Goldman
                  Sachs-Financial Square Prime Obligations Fund, Goldman
                  Sachs-Financial Square Government Fund, Goldman
                  Sachs-Financial Square Treasury Obligations Fund, Goldman
                  Sachs-Financial Square Money Market Fund, Goldman
                  Sachs-Financial Square Premium Money Market Fund, Goldman
                  Sachs-Financial Square Municipal Money Market Fund, Goldman
                  Sachs-Financial Square Tax-Free Money Market Fund, Goldman
                  Sachs-Financial Square Federal Fund, Goldman Sachs-Financial
                  Square Treasury Instruments Fund, Institutional Liquid
                  Assets-Prime Obligations Portfolio, Institutional Liquid
                  Assets-Government Portfolio, Institutional Liquid Assets-
                  Treasury Obligations Portfolio, Institutional Liquid
                  Assets-Money Market Portfolio, Institutional Liquid
                  Assets-Federal Portfolio, Institutional Liquid Assets-Treasury
                  Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt
                  Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt
                  New York Portfolio, Institutional Liquid Assets-Tax-Exempt
                  California Portfolio, Goldman Sachs Growth Strategy Portfolio,
                  Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman
                  Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and
                  Income Strategy Portfolio, Goldman Sachs Conservative Strategy
                  Portfolio.

Administration
  Shares: Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred
  Administration
  Shares: Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund and Goldman Sachs-Financial Square Treasury Instruments Fund.

Cash Management
Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio.

         All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.


                                    /s/ Ashok N. Bakhru
                                    -----------------------------------------
                                    Ashok N. Bakhru,
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                                    as Trustee and not individually



                                    /s/ David B. Ford
                                    ----------------------------------------
                                    David B. Ford,
                                    as Trustee and not individually


                                    /s/ Douglas Grip
                                    ----------------------------------------
                                    Douglas Grip,
                                    as Trustee and not individually


                                    /s/ John P. McNulty
                                    ----------------------------------------
                                    John P. McNulty,
                                    as Trustee and not individually


                                    /s/ Mary P. McPherson
                                    ----------------------------------------
                                    Mary P. McPherson
                                    as Trustee and not individually


                                    /s/ Alan A. Shuch
                                    ----------------------------------------
                                    Alan A. Shuch
                                    as Trustee and not individually


                                    /s/ Jackson W. Smart, Jr.
                                    ----------------------------------------
                                    Jackson W. Smart, Jr.
                                    as Trustee and not individually


                                    /s/ William H. Springer
                                    ----------------------------------------
                                    William H. Springer
                                    as Trustee and not individually


                                    /s/ Richard P. Strubel
                                    ----------------------------------------
                                    Richard P. Strubel
                                    as Trustee and not individually